
                                                                                                               EXHIBIT G
                                                  Energy Services Group Before Restructuring


                                                                              CNG
                                                                               |
                                                    ___________________________|_______________________
                                                    |                                                 |
                                                   CNG                                             CNG Power
                                                  Energy                                           Services
                                                 Services                                         Corporation
                                                    |                                                 |
                                                    |                                                 |
                                                    |                                                CNG
                                                    |                                            Lakewood, Inc.
                                                    |
             _______________________________________|_________________________________________________________________
             |                        |                     |                 |                   |                  |
          CNG Power             CNG Main Pass       CNG Oil Gathering   CNG Products and   CNG Retail Service    CNG Storage
           Company              Gas Gathering           Corporation      Services, Inc.       Corporation      Service Company
             |                   Corporation                                  |
    _________|____________                                                    |
    |                    |                                                    |
Special Purpose     CNG Market Center                                CNG Technologies, Inc.
Subsidiaries and     Services, Inc.
Partnership
Interests in
various
independent
power producers







                                                                                                               EXHIBIT G

                                                  Energy Services Group After Restructuring

                                                                       CNG
                                                                        |
                                 _______________________________________|_____________________________________________
                                 |                     |                       |                 |                   |
                                CNG            CNG Retail Services            CNG             CNG Power             CNG
                               Power               Corporation               Energy           Services       Storage Service
                              Company                                       Services         Corporation          Company
                                 |
                                 |
       __________________________|
       |                         |
       |                         |
       |                         |
       |                         |
       |                         |              CNG
Special purpose                  |________ Lakewood, Inc.
subsidiaries and                 |
partnership                      |
interests in                     |
various                          |              CNG
independent                      |________ Technologies, Inc.
power producers                  |
                                 |
                                 |
                                 |
                                 |          CNG Market
                                 |________    Center
                                           Services, Inc.


Note: CNG Main Pass Gas Gathering Corporation and CNG Oil Gathering Corporation have been transferred to CNG Producing Company, the exploration and production subsidiary in the CNG System.